SCOUT
BALANCED
FUND


A no-load mutual
fund investing in both
equities and fixed income
obligations with emphasis
on both long-term growth
of capital and high
current income.

Annual Report
June 30, 1997


TO THE SHAREHOLDERS

For the fiscal year ended June 30, 1997, Scout Balanced Fund earned a total return (price change and reinvested distributions) of 8.70%, in comparison with the Lipper Balanced Fund index which earned 20.42% for the same period.

The bull market in large capitalization stocks continued during the latest quarter after recovering from brief falls early in the fiscal year and in the first quarter of 1997. The unmanaged Standard & Poor's 500 index, today's benchmark for stock market performance, surged 17.46% in the second quarter and 20.61% for the first six months of 1997. The returns for this capitalization-weighted index easily outperformed 95% of active fund managers.

We have always attempted to determine the value of a corporation before taking investment action. We think the price of a company's stock should have a direct relation to the company's sales, cash flows and earnings. The growth rates of those components and the structure of the balance sheet are incorporated into our analysis. Intangibles such as quality of management and a firm's competitive position also are factors in our evaluation.

The value of the stock market has been an excellent measure of underlying fundamentals over very long periods of time. For as many as 70 years, the price growth of the S & P 500 has been a nearly perfect match to the growth rate of sales, earnings and nominal gross domestic product at 6.5% per year. This historic relationship is worth considering when looking at current market performance.

If a company maintains the same level of profitability over a given period of time, its net margins will be the same. If profits grow faster than sales, net margins will rise. Since 1982, sales for the companies in the S & P 500 have grown at their historic 6.5% annual rate. Earnings have grown at more than twice that rate. In 1982, investors were valuing the market at eight times earnings, which we now know was a very depressed level. Valuations today are nearly 21 times earnings.

While we believe investors should pay more for businesses in anticipation of improved performance, we also believe earnings cannot continue to compound forever at double-digit rates if sales growth holds constant at the historic 6.5% per year or declines.

We think the biggest risk to investors today is a reversion to the mean of earnings growth - not necessarily a decline in profits, but a rate of change only as fast as sales growth. Many Wall Street analysts still look for 12% to 14% profit growth, but we disagree and strongly believe that investors today are overpaying for most large capitalization stocks.

That said, Scout Balanced Fund ended the second quarter with 37.9% invested in stocks and the remainder in fixed-income obligations (4.7 years to maturity yielding 6.80%). Within the equity component, the price/earnings ratio of the portfolio is 12 times earnings, compared with the average S & P 500 ratio of 21 times, a 30-year high. Our stocks are trading at two times book value compared with almost five times for the market. Thus, we remain defensively positioned as we have been throughout the fiscal year, in a world of high risk. Our companies have clean balance sheets and we believe solid prospects for growth in sales and earnings. The Fund should benefit in the event of a significant market correction.

For the six months ended June 30, shareholders received an ordinary income dividend of $0.16 per share; there were no capital gains distributed for this period.

For corporate shareholders, 12.83% of ordinary income distributions qualify for the corporate dividends received deduction.

We welcome new shareholders to Scout Balanced Fund and appreciate your continued support. Please feel free to call with questions or comments.

Sincerely,

/s/Christopher P. Bloomstran, CFA
Christopher P. Bloomstran, CFA
UMB Investment Advisors

Top 10 Equity Holdings
                                                Market              Percent
                                                Value               of Total
O'Sullivan Industries, Inc.                $    165,625               2.02%
Mylan Laboratories, Inc.                        147,500               1.80%
Bassett Furniture Industries, Inc.              141,562               1.73%
Bob Evans Farms, Inc.                           135,500               1.65%
Rubbermaid, Inc.                                119,000               1.45%
Dominion Resources, Inc. VA                     109,875               1.34%
Giddings & Lewis                                104,375               1.27%
Unicom Corp.                                    100,125               1.22%
Brinker International                            99,750               1.22%
Cyprus Amax Mineral Co.                          98,000               1.20%
Top 10 Equity Holdings Total:              $  1,221,312              14.90%

NOTE: All market values based on 6/30/97 statement of assets.

GRAPH - Pie Chart
Equity                                   38%
Government, Agency & Corporate  Bonds    51%
Less Than 1 Year                         11%


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation or any other applicable deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.


GRAPH - Scout Balanced Fund versus Lipper Balanced Funds

Total return for one year ended June 30, 1997, was 8.70%; for the life of the Fund (inception December 6, 1995) was 7.69%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


FINANCIAL STATEMENTS

Statement of Net Assets
June 30, 1997

                                                                              Market
Shares     Company                                         Cost               Value
COMMON STOCKS - 37.90%
BASIC MATERIALS - 6.78%
  3,500  ACX Technologies*                          $      57,703       $     78,750
 14,000  Amax Gold Inc.*                                   89,949             85,750
  4,500  Brush Wellman, Inc.                               82,015             94,219
  4,000  Cyprus Amax Minerals Co.                          93,612             98,000
  4,000  Huntco, Inc. Cl. A                                60,280             57,000
    425  International Paper Co.                           16,667             20,639
  2,500  Newmont Mining Corp.                             106,955             97,500
  1,500  Worthington Industries, Inc.                      28,850             27,468
							  536,031            559,326
CAPITAL GOODS - 3.04%
  1,500  Browning Ferris Industries                        41,201             49,875
  7,000  Calgon Carbon Corp.                               80,003             97,125
  5,000  Giddings & Lewis, Inc.                            70,522            104,375
							  191,726            251,375
CONSUMER CYCLICAL - 6.73%
 12,000  B. I., Inc.*                                      85,045             90,000
  5,000  Bassett Furniture Industries, Inc.               116,525            141,562
  2,500  Dillards, Inc.                                    73,946             86,563
  2,000  Limited, Inc.                                     33,795             40,500
    200  May Department Stores Co.                          7,668              9,450
 10,000  O'Sullivan Industries, Inc.*                      65,464            165,625
    425  Penney (J.C.) & Co., Inc.                         19,760             22,180
							  402,203            555,880
CONSUMER STAPLES - 10.42%
  3,000  Archer-Daniels-Midland Co.                        58,945             70,500
  8,000  Bob Evans Farms, Inc.                            107,838            135,500
  7,000  Brinker International*                            98,218             99,750
 10,000  Darden Restaurants, Inc.                          74,250             90,625
  1,500  Fuji Photo Film, ADR                              43,875             60,563
  4,000  Lance, Inc.                                       67,963             76,500
 10,000  Mylan Laboratories, Inc.                         148,905            147,500
  4,000  Rubbermaid, Inc.                                  97,143            119,000
  5,000  VICORP Restaurants, Inc.*                         57,075             60,000
							  754,212            859,938
ENERGY - 2.08%
     92  Deltic Timber Corp.                                1,505              2,696
  1,000  Kerr McGee Corp.                                  59,457             63,375
    325  Murphy Oil Corp.                                  11,960             15,844
  1,000  Phillips Petroleum Co.                            34,234             43,750
  1,600  USX-Marathon Group                                30,687             46,200
							  137,843            171,865
TECHNOLOGY - 3.21%
  3,000  Alcatel Alsthom, Sponsored ADR                    47,160             75,750
  4,000  Apple Computer, Inc.*                             85,812             57,000
  6,000  Exabyte Corp.*                                    76,000             76,875
  8,000  Novell, Inc.*                                     88,313             55,500
							  297,285            265,125
UTILITIES - 5.64%
  3,000  Dominion Resources, Inc. V.A.                    114,459            109,875
  2,000  Entergy Corp.                                     46,870             54,750
  3,000  Florida Progress Corp.                            96,183             93,938
  4,150  Niagara Mohawk Power Corp.*                       34,474             35,534
  2,000  Tele Danmark AS, Sponsored ADR                    51,870             52,250
  4,500  Unicom Corp.                                     115,928            100,125
    500  U. S. West Communication Group                    15,097             18,844
							  474,881            465,316
TOTAL COMMON STOCKS - 37.90%                            2,794,181          3,128,825



                                                                        Market
Face Amount     Description                         Cost                Value
SHORT-TERM CORPORATE NOTES - 8.46%
$ 100,000 Bell Atlantic Network Funding, 5.58%,
    due July 18, 1997                               $      99,721       $     99,721
  100,000 du Pont (E.I.) de Nemours & Co., 5.52%,
    due July 18, 1997                                      99,724             99,724
  100,000 Eastman Kodak Co., 5.50%,
    due July 30, 1997                                      99,542             99,542
  100,000 Philip Morris Cos., 5.54%,
    due July 2, 1997                                       99,969             99,969
  100,000 Progress Capital Co., 5.55%,
    due July 8, 1997                                       99,877             99,877
  100,000 Progress Capital Co., 5.54%,
    due July 23, 1997                                      99,646             99,646
  100,000 Wisconsin Electric Power Co., 5.50%,
    due July 25, 1997                                      99,618             99,618

TOTAL SHORT-TERM NOTES - 8.46%                            698,097            698,097

GOVERNMENT SPONSORED ENTERPRISES - 38.44%
  150,000 Federal Farm Credit Banks, 5.40%,
    due March 6, 1998                                     150,000            149,649
  100,000 Federal Farm Credit Banks, 5.20%,
    due January 25, 1999                                   99,956             98,625
  100,000 Federal Home Loan Banks, 6.055%,
    due April 17, 1998                                     99,913            100,172
  150,000 Federal Home Loan Banks, 5.035%,
    due January 19, 1999                                  149,239            147,633
  100,000 Federal Home Loan Banks, 5.86%,
    due April 2, 1999                                      99,120             99,422
  100,000 Federal Home Loan Banks, 5.96%,
    due October 20, 2000                                   98,023             98,641
  100,000 Federal Home Loan Banks, 5.50%,
    due January 10, 2001                                   96,354             96,984
  150,000 Federal Home Loan Banks, 6.75%,
    due April 5, 2004                                     148,048            150,446
  150,000 Federal Home Loan Mortgage Corporation,
    6.745%, due August 1, 2001                            149,838            151,218
  200,000 Federal Home Loan Mortgage Corporation,
    6.704%, due January 9, 2007                           198,131            197,094
  150,000 Federal Home Loan Mortgage Corporation,
    Debentures, 6.99%, due July 5, 2006                   148,925            151,149
  200,000 Federal National Mortgage Association,
    6.23%, due September 25, 1998                         201,322            200,532
  100,000 Federal National Mortgage Association,
    5.55%, due March 12, 1999                              98,528             99,062
   65,760 Federal National Mortgage Association,
    7.00%, due October 1, 1999                             67,116             66,233
  150,000 Federal National Mortgage Association,
    6.29%, due October 4, 2000                            148,080            149,508
   75,216 Federal National Mortgage Association,
    6.00%, due April 1, 2001                               75,686             74,118
  150,000 Federal National Mortgage Association,
    7.05%, due November 12, 2002                          151,031            152,906
   63,574 Federal National Mortgage Association,
    7.00%, due February 1, 2003                            65,084             63,857
  150,000 Federal National Mortgage Association,
    6.71%, due May 21, 2003                               148,731            150,680
  150,000 Federal National Mortgage Association,
    6.72%, due August 1, 2005                             147,055            149,250
  200,000 Federal National Mortgage Association,
    6.14%, due November 25, 2005                          191,614            189,184
  187,803 Government National Mortgage Association,
    7.00%, due September 15, 2010                         185,632            189,082
  100,000 Tennessee Valley Authority, 5.95%,
    due September 15, 1998                                101,734             99,937
  150,000 Tennessee Valley Authority, 6.00%,
    due November 1, 2000                                  150,771            147,961

TOTAL GOVERNMENT SPONSORED ENTERPRISES - 38.44%         3,169,931          3,173,343

U.S. GOVERNMENT SECURITIES - 11.97%
  250,000 U.S. Treasury Notes, 5.625%,
    due November 30, 1998                                 249,890            248,868
  250,000 U.S. Treasury Notes, 5.875%,
    due November 15, 1999                                 250,723            248,397
  250,000 U.S. Treasury Notes, 5.75%,
    due October 31, 2000                                  249,180            246,015
  250,000 U.S. Treasury Notes, 5.875%,
    due November 30, 2001                                 249,725            245,195

TOTAL GOVERNMENT Securities - 11.97%                      999,518            988,475

REPURCHASE AGREEMENT - 2.48%
  205,000 Northern Trust Co., 5.80%,
    due July 1, 1997 (Collateralized by
    U.S. Treasury Notes, 5.625%,
    due January 31, 1998)                                 205,000            205,000

TOTAL INVESTMENTS - 99.25%                          $   7,866,727          8,193,740

Other assets less liabilities - 0.75%                                         61,827

TOTAL NET ASSETS - 100%
  (equivalent to $10.72 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  769,763 shares outstanding)                                           $  8,255,567

For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $7,866,727.
Net unrealized appreciation for federal income tax purposes was $327,013, which is comprised of unrealized appreciation of $481,271 and unrealized depreciation of $154,258.

ADR - American Depository Receipt
*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 1997

ASSETS:
  Investment securities, at market value
   (identified cost $7,866,727)                     $   8,193,740
  Dividends receivable                                      4,558
  Interest receivable                                      59,653
    Total assets                                        8,257,951

LIABILITIES:
  Disbursements in excess of demand deposit cash            2,384
    Total liabilities                                       2,384

NET ASSETS                                          $   8,255,567


NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)       $   7,797,912
  Accumulated undistributed income:
    Net investment income                                  39,482
    Net realized gain on investment transactions           91,160
  Net unrealized appreciation on investments              327,013
NET ASSETS APPLICABLE TO OUTSTANDING SHARES         $   8,255,567

Capital shares, $1.00 par value
  Authorized                                           10,000,000
  Outstanding                                             769,763

NET ASSET VALUE PER SHARE                           $       10.72

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statement of Operations
Year Ended June 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends                                       $     46,397
    Interest                                              280,654
                                                          327,051
  Expenses:
    Management fees                                        57,679
                                                           57,679
      Net investment income                               269,372

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions:
    Proceeds from sales of investments                   1,410,007
    Cost of investments sold                             1,311,782
      Net realized gain from investment transactions        98,225
  Unrealized appreciation of investments:
    Beginning of year                                       29,396
    End of year                                            327,013
      Increase in net unrealized appreciation
        of investments                                     297,617
      Net realized and unrealized gain on investments 395,842 Net increase in net assets resulting
        from operations                              $     665,214

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statment of Changes in Net Assets
For the Year Ended June 30, 1997 and for the Period October 2, 1995 (Capitalization) to June 30, 1996

							   1997                1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                             $     269,372       $     44,361
  Net realized gain from investment transactions           98,225              1,339
  Increase in net unrealized appreciation of
    investments                                           297,617             29,396
    Net increase in net assets resulting from
      operations                                          665,214             75,096

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                 (237,209)               -
  Net realized gain from investment transactions          (8,404)           (37,042)
    Decrease in net assets from distributions           (245,613)           (37,042)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 632,164 and 349,299 shares sold         6,463,676          3,518,896
  Net asset value of 23,225 and 3,648 shares issued
    for reinvestment of distributions                     244,693             37,042
							6,708,369          3,555,938
  Cost of 187,871 and 50,702 shares redeemed          (1,948,920)          (517,475)
    Net increase in net assets from capital
      share transactions                                4,759,449          3,038,463
      Net increase in net assets                        5,179,050          3,076,517

NET ASSETS:
  Beginning of year                                     3,076,517              -
  End of year (including undistributed net
    investment income of $39,482 and $7,319,
    respectively)                                   $   8,255,567       $  3,076,517


*Distributions to shareholders:
   Income dividends per share                       $        0.32       $       0.24
   Capital gains distribution per share             $        0.01       $      -

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1997 (excluding repurchase agreements and short-term securities), were as follows:
                               Other than
                             U.S. Government   U.S. Government
                                Securities        Securities
Purchases                    $   2,049,124       $  2,827,768
Proceeds from sales                379,693          1,030,314

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interests, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                                   December 6, 1995
                                                    Year Ended     to
                                                    June 30, 1997  June 30, 1996*
Net asset value, beginning of period                $  10.18       $  10.09
  Income from investment operations:
    Net investment income                               0.35           0.27
    Net realized and unrealized gains on securities     0.52           0.06
  Total from investment operations                      0.87           0.33

  Distributions from:
    Net investment income                             (0.32)         (0.24)
    Net realized gain on investment transactions      (0.01)           -
  Total distributions                                 (0.33)         (0.24)

Net asset value, end of period                      $  10.72       $  10.18
Total return                                              9%             6%



Ratios/Supplemental Data
Net assets, end of year (in millions)               $      8       $      3
Ratio of expenses to average net assets                0.83%          0.85%
Ratio of net investment income to average net assets   3.85%          3.71%
Portfolio turnover rate                                  14%             5%
Average commission rate**                           $  .0641       $  .0660

*The Fund was capitalized on October 2, 1995 with $100,000, representing
 10,000 shares at a net asset value of
 $10.00 per share. Initial public offering was made on December 6, 1995, at which time net asset value was $10.09 per share.
 Ratios for this initial period of operation are annualized.

**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Balanced Fund, Inc., including the statement of net assets, as of June 30, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Balanced Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                                BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 22, 1997


This report has been prepared for the information of the Shareholders of Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Elizabeth L. Allwood, Vice President
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862